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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2003

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 599-7400

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

99.1	Transcript of Earnings Conference Call held on May 28, 2003.

Item 9.	Regulation FD Disclosure (the following discussion is provided under “Item 12. Results of Operations and Financial Condition”).

In accordance with SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto required to be furnished under “Item 12. Results of Operations and Financial Condition” is furnished under “Item 9. Regulation FD Disclosure.”

On May 28, 2003, Comarco, Inc. hosted a conference call to discuss its results for its first quarter of fiscal 2004 ended April 30, 2003. A transcript of the conference call is incorporated herein to this Form 8-K by reference and a copy of the transcript is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date	June 2, 2003	/s/ DANIEL R. LUTZ
Daniel R. Lutz Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Transcript of Earnings Conference Call held on May 28, 2003.